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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 26, 2009

                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Ohio                          0-24948                  34-1659805
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(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                   30000 Aurora Road, Solon, Ohio           44139
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               (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN
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            OFFICERS
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      (b) Effective March 4, 2009, Mr. John R. Male will retire as Chief
Executive Officer of PVF Capital Corp. (the "Company") and the Company's wholly owned subsidiary, Park View Federal Savings Bank (the "Bank").

      (c) On February 26, 2009, the Company announced that Marty E. Adams, age 56, will serve as interim chief executive officer of the Company and the Bank, beginning on March 4, 2009. Most recently, Mr. Adams served as president and chief operating officer of Huntington Bancshares, Inc. ("Huntington") from July 2007 until December 2007 following Huntington's acquisition of Sky Financial Group, Inc. ("Sky"). Mr. Adams previously served as the chairman and chief executive officer of Sky.

      In connection with his appointment, Marty Adams Consulting LLC ("MAC"), of which Mr. Adams is the principal, entered into an agreement, dated February 26, 2009 (the "Agreement"), with the Company and the Bank pursuant to which, among other things, (i) Mr. Adams will serve as Interim Chief Executive Officer of the Company and the Bank for a period of ninety (90) days commencing on March 4, 2009 and (ii) MAC will receive $40,000, payable monthly, in consideration for Mr. Adams' services. A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

      For more information, reference is made to the Company's press release dated February 26, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

        (a) Not applicable.

        (b) Not applicable.

        (c) Not applicable.

        (d) The following exhibits are filed herewith:

            Exhibit 10.1      Agreement dated February 26, 2009
            Exhibit 99.1      Press Release dated February 26, 2009

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PVF CAPITAL CORP.


Dated:  March 3, 2009               By: /s/ Jeffrey N. Male
                                        ------------------------------
                                        Jeffrey N. Male
                                        Vice President and Secretary